EXHIBIT 99.2


               CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report on Form 10-Q of Keryx Biopharmaceuticals, Inc. (the "Company") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Benjamin Corn, M.D., Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 11, 2002                     /s/ Benjamin Corn
                                            ------------------------------
                                            Benjamin Corn, M.D.
                                            Chief Executive Officer


      In connection with the quarterly report on Form 10-Q of Keryx Biopharmaceuticals, Inc. (the "Company") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Ira Weinstein, Interim Chief Financial Officer and Treasurer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 11, 2002                     /s/ Ira Weinstein
                                            -------------------------------
                                            Ira Weinstein
                                            Interim Chief Financial Officer
                                            and Treasurer